CrowdStrike Reports Third Quarter Fiscal Year 2023 Financial Results

•Revenue grows 53% year-over-year to reach $581 million
•Ending ARR grows 54% year-over-year to reach $2.34 billion
•Achieves record cash flow from operations of $243 million and record free cash flow of $174 million

AUSTIN, Texas, November 29, 2022 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), a global cybersecurity leader that provides cloud-delivered protection of endpoints, cloud workloads, identity and data, today announced financial results for the third quarter fiscal year 2023, ended October 31, 2022.

“CrowdStrike delivered robust growth at scale, strong retention rates, growing module adoption, record net new ARR from emerging products and a record number of customers contributing at least $1 million to net new ARR,” said George Kurtz, CrowdStrike’s co-founder and chief executive officer. “However, total net new ARR was below our expectations as increased macroeconomic headwinds elongated sales cycles with smaller customers and caused some larger customers to pursue multi-phase subscription start dates, which delays ARR recognition until future quarters. As a platform consolidator with industry leading efficacy, we differentiate ourselves from the competition and empower customers, which we believe positions us to capture enduring industry trends and generate durable long-term growth.”

Commenting on the company's financial results, Burt Podbere, CrowdStrike’s chief financial officer, added, “In the face of increased macroeconomic headwinds, CrowdStrike delivered revenue and earnings results ahead of our guidance. We will continue to focus on delivering strong unit economics as we balance growth with profitability and free cash flow.”

Third Quarter Fiscal 2023 Financial Highlights

•Revenue: Total revenue was $580.9 million, a 53% increase, compared to $380.1 million in the third quarter of fiscal 2022. Subscription revenue was $547.4 million, a 53% increase, compared to $357.0 million in the third quarter of fiscal 2022.

•Annual Recurring Revenue (ARR) increased 54% year-over-year and grew to $2.34 billion as of October 31, 2022, of which $198.1 million was net new ARR added in the quarter. The acquisition of Reposify contributed less than $1.0 million to net new ARR in the third quarter of fiscal 2023.

•Subscription Gross Margin: GAAP subscription gross margin was 75%, compared to 76% in the third quarter of fiscal 2022. Non-GAAP subscription gross margin was 78%, compared to 79% in the third quarter of fiscal 2022.

•Income/Loss from Operations: GAAP loss from operations was $56.4 million, compared to $40.3 million in the third quarter of fiscal 2022. Non-GAAP income from operations was $89.7 million, compared to $50.7 million in the third quarter of fiscal 2022.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $55.0 million, compared to $50.5 million in the third quarter of fiscal 2022. GAAP net loss per share attributable to CrowdStrike, basic and diluted was $0.24, compared to $0.22 in the third quarter of fiscal 2022. Non-GAAP net income attributable to CrowdStrike was $96.1 million, compared to $41.1 million in the third quarter of fiscal 2022. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $0.40, compared to $0.17 in the third quarter of fiscal 2022.

•Cash Flow: Net cash generated from operations was $242.9 million, compared to $159.1 million in the third quarter of fiscal 2022. Free cash flow was $174.1 million, compared to $123.5 million in the third quarter of fiscal 2022.

•Cash and Cash Equivalents was $2.47 billion as of October 31, 2022.

Recent Highlights

•Added 1,460 net new subscription customers in the quarter for a total of 21,146 subscription customers as of October 31, 2022, representing 44% growth year-over-year.

•CrowdStrike’s subscription customers that have adopted five or more, six or more and seven or more modules was 60%, 36% and 21%, respectively, as of October 31, 2022.

•Acquired Reposify, an external attack surface management (EASM) platform, to help CrowdStrike's customers bolster visibility and reduce the risk exposure of external assets.

•Highlights of the sixth annual Fal.Con cybersecurity conference included Falcon Insight XDR, Falcon Discover for IoT, Falcon LogScale, Falcon Complete LogScale and new Cloud Native Application Protection Platform (CNAPP) capabilities.

•Expanded the CrowdStrike and EY global alliance to deliver Cloud Security and Observability services.

•Achieved 99% detection coverage of adversary behavior in the MITRE Engenuity ATT&CK Evaluations for Security Service Providers.

•Received a AAA rating in SE Labs Enterprise Advanced Security Ransomware Test and achieved 100% Protection with zero false positives.

•Chosen as a winner for the 2022 CRN Tech Innovator Awards for CrowdStrike Cloud Security, a Cloud Native Application Protection Platform (CNAPP) solution.

•Named One of the Best Workplaces for Women by Great Place to Work® and Fortune Magazine 2022.

•Expanded charitable giving strategy to include a partnership with Operation Motorsport Foundation and NextGen Scholarship awards.

Financial Outlook

CrowdStrike is providing the following guidance for the fourth quarter and the full fiscal year 2023 (ending January 31, 2023):

	Q4 FY23 Guidance	Full Year FY23 Guidance
Total revenue	$619.1 - $628.2 million	$2,223.0 - $2,232.0 million
Non-GAAP income from operations	$87.2 - $93.7 million	$347.2 - $353.8 million
Non-GAAP net income attributable to CrowdStrike	$100.9 - $107.5 million	$357.6 - $364.4 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.42 - $0.45	$1.49 - $1.52
Weighted average shares used in computing Non-GAAP net income per share attributable to common stockholders, diluted	241 million	240 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets, including purchased patents, amortization of debt issuance costs and discount, legal reserve and settlement charges or benefits, gain (loss) and other income from strategic investments, and acquisition-related expenses. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the third quarter of fiscal 2023 and outlook for its fiscal fourth quarter and fiscal year 2023 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	November 29, 2022
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Pre-registration link for dial-in access:	register.vevent.com/register/BI484fb19cb3404f508c39eccfd03a1e86
Webcast:	ir.crowdstrike.com
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the fiscal fourth quarter and fiscal year 2023. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; CrowdStrike’s limited experience with new product and subscription and support introductions and the risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and COVID-19.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and subsequent filings.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information

CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.
About CrowdStrike Holdings
CrowdStrike Holdings, Inc. is a global cybersecurity leader that provides cloud-delivered protection of endpoints, cloud workloads, identity and data.

Powered by the CrowdStrike Security Cloud and advanced artificial intelligence, the CrowdStrike Falcon® platform delivers better outcomes to customers through rapid and scalable deployment, superior protection and performance, reduced complexity and immediate time-to-value.
CrowdStrike Falcon leverages a single lightweight-agent architecture with integrated cloud modules spanning multiple security markets, including corporate workload security, managed security services, security and vulnerability management, IT operations management, threat intelligence services, identity protection and log management.

For more information, please visit: ir.crowdstrike.com

CrowdStrike, the CrowdStrike logo, and other CrowdStrike marks are trademarks and/or registered trademarks of CrowdStrike, Inc., or its affiliates or licensors. Other words, symbols, and company product names may be trademarks of the respective companies with which they are associated.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Kevin Benacci, Sr. Director, Corporate Communications
press@crowdstrike.com
216-409-5055
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Revenue
Subscription	$547,376	$357,030	$1,513,397	$954,094
Professional services	33,506	23,021	90,472	66,490
Total revenue	580,882	380,051	1,603,869	1,020,584
Cost of revenue
Subscription (1)(2)	134,229	85,464	362,258	226,360
Professional services (1)	23,999	16,200	63,369	44,241
Total cost of revenue	158,228	101,664	425,627	270,601
Gross profit	422,654	278,387	1,178,242	749,983
Operating expenses
Sales and marketing (1)(2)	239,672	164,960	657,970	453,952
Research and development (1)(2)	155,256	97,630	416,519	266,265
General and administrative (1)(3)(4)	84,148	56,061	232,365	148,780
Total operating expenses	479,076	318,651	1,306,854	868,997
Loss from operations	(56,422)	(40,264)	(128,612)	(119,014)
Interest expense(5)	(6,334)	(6,403)	(18,967)	(18,929)
Interest income	16,245	1,019	25,479	2,654
Other income (expense), net(6)	750	(329)	5,835	3,423
Loss before provision for income taxes	(45,761)	(45,977)	(116,265)	(131,866)
Provision for income taxes(7)	8,870	4,473	17,088	58,773
Net loss	(54,631)	(50,450)	(133,353)	(190,639)
Net income attributable to non-controlling interest	325	5	2,411	2,183
Net loss attributable to CrowdStrike	$(54,956)	$(50,455)	$(135,764)	$(192,822)
Net loss per share attributable to CrowdStrike common stockholders, basic and diluted	$(0.24)	$(0.22)	$(0.58)	$(0.85)
Weighted-average shares used in computing net loss per share attributable to CrowdStrike common stockholders, basic and diluted	233,785	228,293	232,502	226,292
_____________________________
(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Subscription cost of revenue	$8,108	$5,969	$21,957	$15,548
Professional services cost of revenue	4,093	2,546	10,596	6,963
Sales and marketing	41,895	25,499	109,172	68,178
Research and development	46,268	27,333	120,347	70,942
General and administrative	39,749	25,319	112,085	55,684
Total stock-based compensation expense	$140,113	$86,666	$374,157	$217,315

(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Subscription cost of revenue	$3,484	$2,784	$10,336	$7,550
Sales and marketing	641	540	1,938	1,509
General and administrative	22	13	65	13
Total amortization of acquired intangible assets	$4,147	$3,337	$12,339	$9,072
(3)Includes acquisition-related expenses as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
General and administrative	$1,886	$971	$2,187	$5,912
Total acquisition-related expenses	$1,886	$971	$2,187	$5,912
(4)Includes legal reserve and settlement charges as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
General and administrative	$—	$—	$—	$2,500
Total legal reserve and settlement charges	$—	$—	$—	$2,500
(5)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Interest expense	$546	$546	$1,639	$1,639
Total amortization of debt issuance costs and discount	$546	$546	$1,639	$1,639
(6)Includes gains and other income from strategic investments as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Other income, net	$652	$10	$4,824	$4,366
Total gains and other income from strategic investments	$652	$10	$4,824	$4,366
(7)Includes tax costs for intellectual property integration relating to acquisitions as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Provision for income taxes	$4,658	$—	$4,658	$48,824
Total provision for income taxes	$4,658	$—	$4,658	$48,824

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	October 31,	January 31,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$2,466,551	$1,996,633
Accounts receivable, net of allowance for credit losses	485,313	368,145
Deferred contract acquisition costs, current	162,260	126,822
Prepaid expenses and other current assets	89,489	79,352
Total current assets	3,203,613	2,570,952
Strategic investments	46,395	23,632
Property and equipment, net	430,030	260,577
Operating lease right-of-use assets	25,621	31,735
Deferred contract acquisition costs, noncurrent	218,635	192,358
Goodwill	430,285	416,445
Intangible assets, net	89,500	97,336
Other long-term assets	25,364	25,346
Total assets	$4,469,443	$3,618,381
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$89,289	$47,634
Accrued expenses	88,918	83,382
Accrued payroll and benefits	122,558	104,563
Operating lease liabilities, current	10,423	9,820
Deferred revenue	1,483,223	1,136,502
Other current liabilities	22,642	24,929
Total current liabilities	1,817,053	1,406,830
Long-term debt	740,633	739,517
Deferred revenue, noncurrent	532,316	392,819
Operating lease liabilities, noncurrent	17,984	25,379
Other liabilities, noncurrent	23,825	16,193
Total liabilities	3,131,811	2,580,738
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	117	115
Additional paid-in capital	2,424,038	1,991,807
Accumulated deficit	(1,100,682)	(964,918)
Accumulated other comprehensive loss	(9,184)	(1,240)
Total CrowdStrike Holdings, Inc. stockholders’ equity	1,314,289	1,025,764
Non-controlling interest	23,343	11,879
Total stockholders’ equity	1,337,632	1,037,643
Total liabilities and stockholders’ equity	$4,469,443	$3,618,381

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended October 31,
	2022	2021
Operating activities
Net loss	$(133,353)	$(190,639)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	53,622	39,506
Amortization of intangible assets	12,338	9,072
Amortization of deferred contract acquisition costs	121,550	79,712
Non-cash operating lease costs	6,818	6,727
Stock-based compensation expense	374,157	217,315
Deferred income taxes	2,286	(1,338)
Non-cash interest expense	2,077	1,824
Change in fair value of strategic investments	(4,757)	(4,356)
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	(117,240)	(40,644)
Deferred contract acquisition costs	(183,265)	(151,901)
Prepaid expenses and other assets	(14,121)	(8,051)
Accounts payable	25,007	(7,033)
Accrued expenses and other liabilities	21,820	74,426
Accrued payroll and benefits	21,635	22,258
Operating lease liabilities	(7,037)	(7,394)
Deferred revenue	486,177	375,582
Net cash provided by operating activities	667,714	415,066
Investing activities
Purchases of property and equipment	(179,609)	(85,420)
Capitalized internal-use software and website development costs	(20,739)	(15,201)
Purchases of strategic investments	(18,006)	(15,809)
Business acquisitions, net of cash acquired	(18,464)	(353,746)
Purchases of intangible assets	(700)	(680)
Net cash used in investing activities	(237,518)	(470,856)
Financing activities
Payments of debt issuance costs related to revolving line of credit	—	(219)
Payment of debt issuance costs related to Senior Notes	—	(1,581)
Repayment of loan payable	(1,591)	—
Proceeds from issuance of common stock upon exercise of stock options	6,396	12,796
Proceeds from issuance of common stock under the employee stock purchase plan	34,445	27,452
Capital contributions from non-controlling interest holders	9,053	7,905
Net cash provided by financing activities	48,303	46,353

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	(7,074)	(1,663)

Net increase (decrease) in cash, cash equivalents and restricted cash	471,425	(11,100)

Cash, cash equivalents and restricted cash, beginning of period	1,996,633	1,918,608
Cash, cash equivalents and restricted cash, end of period	$2,468,058	$1,907,508

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
GAAP subscription revenue	$547,376	$357,030	$1,513,397	$954,094
GAAP professional services revenue	33,506	23,021	90,472	66,490
GAAP total revenue	$580,882	$380,051	$1,603,869	$1,020,584

GAAP subscription gross profit	$413,147	$271,566	$1,151,139	$727,734
Stock based compensation expense	8,108	5,969	21,957	15,548
Amortization of acquired intangible assets	3,484	2,784	10,336	7,550
Non-GAAP subscription gross profit	$424,739	$280,319	$1,183,432	$750,832

GAAP subscription gross margin	75%	76%	76%	76%
Non-GAAP subscription gross margin	78%	79%	78%	79%

GAAP professional services gross profit	$9,507	$6,821	$27,103	$22,249
Stock based compensation expense	4,093	2,546	10,596	6,963
Non-GAAP professional services gross profit	$13,600	$9,367	$37,699	$29,212

GAAP professional services gross margin	28%	30%	30%	33%
Non-GAAP professional services gross margin	41%	41%	42%	44%

Total GAAP gross margin	73%	73%	73%	73%
Total Non-GAAP gross margin	75%	76%	76%	76%

GAAP sales and marketing operating expenses	$239,672	$164,960	$657,970	$453,952
Stock based compensation expense	(41,895)	(25,499)	(109,172)	(68,178)
Amortization of acquired intangible assets	(641)	(540)	(1,938)	(1,509)
Non-GAAP sales and marketing operating expenses	$197,136	$138,921	$546,860	$384,265

GAAP sales and marketing operating expenses as a percentage of revenue	41%	43%	41%	44%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	34%	37%	34%	38%

GAAP research and development operating expenses	$155,256	$97,630	$416,519	$266,265
Stock based compensation expense	(46,268)	(27,333)	(120,347)	(70,942)
Non-GAAP research and development operating expenses	$108,988	$70,297	$296,172	$195,323

GAAP research and development operating expenses as a percentage of revenue	27%	26%	26%	26%
Non-GAAP research and development operating expenses as a percentage of revenue	19%	18%	18%	19%

GAAP general and administrative operating expenses	$84,148	$56,061	$232,365	$148,780
Stock based compensation expense	(39,749)	(25,319)	(112,085)	(55,684)
Acquisition-related expenses	(1,886)	(971)	(2,187)	(5,912)
Amortization of acquired intangible assets	(22)	(13)	(65)	(13)
Legal reserve and settlement charges	—	—	—	(2,500)
Non-GAAP general and administrative operating expenses	$42,491	$29,758	$118,028	$84,671

GAAP general and administrative operating expenses as a percentage of revenue	14%	15%	14%	15%
Non-GAAP general and administrative operating expenses as a percentage of revenue	7%	8%	7%	8%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
GAAP loss from operations	$(56,422)	$(40,264)	$(128,612)	$(119,014)
Stock based compensation expense	140,113	86,666	374,157	217,315
Amortization of acquired intangible assets	4,147	3,337	12,339	9,072
Acquisition-related expenses	1,886	971	2,187	5,912
Legal reserve and settlement charges	—	—	—	2,500
Non-GAAP income from operations	$89,724	$50,710	$260,071	$115,785

GAAP operating margin	(10)%	(11)%	(8)%	(12)%
Non-GAAP operating margin	15%	13%	16%	11%

GAAP net loss attributable to CrowdStrike	$(54,956)	$(50,455)	$(135,764)	$(192,822)
Stock based compensation expense	140,113	86,666	374,157	217,315
Amortization of acquired intangible assets	4,147	3,337	12,339	9,072
Acquisition-related expenses	1,886	971	2,187	5,912
Amortization of debt issuance costs and discount	546	546	1,639	1,639
Legal reserve and settlement charges	—	—	—	2,500
Provision for income taxes(1)	4,658	—	4,658	48,824
Gains and other income from strategic investments attributable to CrowdStrike	(325)	(5)	(2,411)	(2,183)
Non-GAAP net income attributable to CrowdStrike	$96,069	$41,060	$256,805	$90,257
Weighted-average shares used in computing basic net loss per share attributable to CrowdStrike common stockholders (GAAP)	233,785	228,293	232,502	226,292

GAAP basic net loss per share attributable to CrowdStrike common stockholders	$(0.24)	$(0.22)	$(0.58)	$(0.85)

GAAP diluted net loss per share attributable to CrowdStrike common stockholders	$(0.24)	$(0.22)	$(0.58)	$(0.85)
Stock-based compensation	0.59	0.36	1.57	0.91
Amortization of acquired intangible assets	0.02	0.01	0.05	0.04
Acquisition-related expenses	0.01	—	0.01	0.02
Amortization of debt issuance costs and discount	—	—	0.01	0.01
Legal reserve and settlement charges	—	—	—	0.01
Provision for income taxes (1)	0.02	—	0.02	0.20
Adjustment to fully diluted earnings per share (2)	—	0.02	—	0.05
Gains and other income from strategic investments attributable to CrowdStrike	—	—	(0.01)	(0.01)
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.40	$0.17	$1.07	$0.38
Weighted-average shares used in diluted net income (loss) per share attributable to CrowdStrike common stockholders calculation:
GAAP	233,785	228,293	232,502	226,292
Non-GAAP	239,502	238,563	238,957	238,194
____________________________
(1)CrowdStrike uses its GAAP provision for income taxes for the purpose of determining its non-GAAP income tax expense. The tax costs for intellectual property integration relating to acquisitions are included in the GAAP provision for income taxes. The income tax benefits related to stock-based compensation, amortization of acquired intangibles assets, including purchased patents, acquisition related expenses, amortization of debt issuance costs and discount, gains and other income from strategic investments attributable to CrowdStrike and legal reserve and settlement charges or benefits included in the GAAP provision for income taxes were not material for all periods presented.
(2)For periods in which CrowdStrike had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because the basic share counts used to calculate GAAP net loss per share attributable to CrowdStrike common stockholders differ from the diluted share counts used to calculate non-GAAP net income per share attributable to CrowdStrike common stockholders and because of rounding differences. The GAAP net loss per share attributable to CrowdStrike common stockholders calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share attributable to CrowdStrike common stockholders.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
GAAP net cash provided by operating activities	$242,851	$159,058	$667,714	$415,066
Purchases of property and equipment	(61,270)	(29,627)	(179,609)	(85,420)
Capitalized internal-use software and website development costs	(7,504)	(5,928)	(20,739)	(15,201)
Free cash flow	$174,077	$123,503	$467,366	$314,445

GAAP net cash used in investing activities	$(97,419)	$(44,735)	$(237,518)	$(470,856)
GAAP net cash provided by financing activities	$4,976	$7,554	$48,303	$46,353

GAAP net cash provided by operating activities as a percentage of revenue	42%	42%	42%	41%
Purchases of property and equipment as a percentage of revenue	(11)%	(8)%	(11)%	(8)%
Capitalized internal-use software and website development costs as a percentage of revenue	(1)%	(2)%	(1)%	(1)%
Free cash flow margin	30%	32%	29%	31%
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Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating our operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison. In addition, the utility of free cash flow as a measure of the company’s financial performance and liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP loss from operations excluding stock-based compensation expense, amortization of acquired intangible assets, including purchased patents, acquisition-related expenses and legal reserve and settlement charges or benefits.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net loss attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets, including purchased patents, acquisition-related expenses, amortization of debt issuance costs and discount, gains and other income from strategic investments, legal reserve and settlement charges or benefits and the tax costs for intellectual property integration relating to acquisitions.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially diluted common stock equivalents outstanding during the period. CrowdStrike may periodically incur charges or receive payments in connection with litigation settlements. The company excludes these charges and payments received from non-GAAP net income attributable to CrowdStrike when associated with a significant settlement because CrowdStrike does not believe they are reflective of ongoing business and operating results.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment and capitalized internal-use software and website development costs. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in our industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter Subscription Revenue – Prior Quarter Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.